Amounts of Assets Acquired and Liabilities Assumed Recognized (Detail) (USD $) In Thousands, unless otherwise specified	0 Months Ended
	Jul. 01, 2013	Dec. 31, 2014	Dec. 31, 2013
Recognized amounts of identifiable assets acquired and liabilities assumed:
Goodwill		$ 1,547,397	$ 1,541,574
NetSpend Holdings Inc
Consideration
Cash	1,355,270
Equity instruments	15,557
Dissenting shareholder liability	25,723 [1]
Fair value of total consideration transferred	1,396,550
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	40,610
Accounts receivable	11,335
Property equipment and software	11,657
Identifiable intangible assets	480,086		401,600
Deferred tax asset	10,165
Other assets	36,660
Deferred tax liability	(155,945)
Financial liabilities	(62,452)
Total identifiable net assets	372,116
Goodwill	1,024,434		1,000,000
Total consideration	$ 1,396,550

[1]	Represents 1.6 million NetSpend shares held by dissenting shareholders